Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 2

This AMENDMENT NO. 2, dated as of March 26, 2014 (this “Amendment”), among TRANSFIRST HOLDINGS, INC., a Delaware corporation (the “Borrower”), TRANSFIRST PARENT CORP., a Delaware corporation (“Holdings”), the guarantors party hereto (the “Guarantors”), GENERAL ELECTRIC CAPITAL CORPORATION (“GECC”), as Administrative Agent, First Lien Collateral Agent, Swing Line Lender and L/C Issuer (in such capacities, together with its successors, the “Administrative Agent”), each of the lenders that is a signatory hereto and GECC, in its capacity as Term Lender with respect to the Additional Term B-2 Commitment (the “Additional Term B-2 Lender”), amends that certain First Lien Credit Agreement dated as of December 27, 2012 (as amended by Amendment No. 1, dated as of April 30, 2013 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Section 2.15 of the Credit Agreement provides that the Borrower may from time to time obtain Other Term Loans, subject to the terms and conditions set forth therein to permit the refinancing of all or any portion of any Class of Term Loans outstanding under the Credit Agreement;

WHEREAS, Section 2.15(d) provides that the Credit Agreement and the other Loan Documents may be amended pursuant to a Refinancing Amendment, without the consent of any other Lenders;

WHEREAS, on the date hereof, the Borrower, Holdings, the Guarantors, the Administrative Agent, the Lenders party hereto and the Additional Term B-2 Lender desire to enter into this Amendment to amend the Credit Agreement to, among other things, refinance the Term B-1 Loans outstanding thereunder with Other Term Loans (such refinancing term loans, the “Term B-2 Loans”), having identical terms with, having the same rights and obligations under the Credit Agreement and the other Loan Documents as and in the same aggregate principal amount as, the Term B-1 Loans as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;

WHEREAS, Merrill Lynch, Pierce, Fenner & Smith Incorporated and GE Capital Markets, Inc. (“GECM”) will act as joint lead arrangers and joint bookrunners under the Amended Credit Agreement (as defined below) and this Amendment (in such capacities, the “Arrangers”);

WHEREAS, upon the Amendment No. 2 Effective Date (as defined below), each Term Lender that executes and delivers a signature page to this Amendment (a “Consent”) under the “Cashless Settlement Option” (each, a “Cashless Option Term B-2 Lender”) shall be deemed to have exchanged all (or such lesser amount as the Arrangers together with the Administrative Agent may allocate) of its Term B-1 Loans under the Credit Agreement (which existing Term B-1 Loans shall thereafter no longer be deemed to be outstanding) for Term B-2 Loans under the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”), in the same aggregate principal amount as such Lender’s Term B-1 Loans under the Credit Agreement (or such lesser amount as the Arrangers together with the Administrative Agent may allocate; any such principal amount of Term B-1 Loans not allocated for exchange to Term B-2 Loans, the “Non-Allocated Term Loans”), and such Lender shall thereafter be a Term Lender under the Amended Credit Agreement;

WHEREAS, upon the Amendment No. 2 Effective Date, (x) each Term Lender that does not execute a Consent hereto shall have its Term B-1 Loans outstanding immediately prior to the Amendment No. 2 Effective Date repaid in full, and the Borrower shall pay to each such Term Lender all accrued and unpaid interest on, and premiums and fees related to, such Term Lender’s Term B-1 Loans to, but not including, the Amendment No. 2 Effective Date and (y) each Cashless Option Term B-2 Lender with Non-Allocated Term Loans shall have its Non-Allocated Term Loans outstanding immediately prior to the Amendment No. 2 Effective Date repaid in full, and the Borrower shall pay to each such Term Lender all accrued and unpaid interest on, and premiums and fees related to, such Term Lender’s Non-Allocated Term Loans to, but not including, the Amendment No. 2 Effective Date;

WHEREAS, the Additional Term B-2 Lender has agreed to make Other Term Loans on the Amendment No. 2 Effective Date in an amount equal to $396,007,500 minus the aggregate principal amount of the Converted Term B-1 Loans (as defined below) of all Cashless Option Term B-2 Lenders; and

WHEREAS, the Administrative Agent, the Additional Term B-2 Lender and the Lenders signatory hereto are willing to so agree pursuant to Section 2.15 of the Credit Agreement, subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Effective as of the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Additional Term B-2 Commitment” means the Additional Term B-2 Lender’s commitment to make a Term B-2 Loan on the Amendment No. 2 Effective Date, in an amount equal to $396,007,500 minus the aggregate principal amount of the Converted Term B-1 Loans of all Cashless Option Term B-2 Lenders.

“Additional Term B-2 Lender” means GECC, in its capacity as Term Lender with respect to the Additional Term B-2 Loan Commitment.

“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of March 26, 2014, by and among Borrower, Holdings, the Guarantors party thereto, the Administrative Agent, the Lenders party thereto and the Additional Term B-2 Lender.

“Amendment No. 2 Arrangers” means each of MLPF&S and GECM, in its capacity as Joint Bookrunner or Joint Lead Arranger under Amendment No. 2.

“Amendment No. 2 Effective Date” means March 26, 2014, the date on which the conditions precedent set forth in Section 3 of Amendment No. 2 are satisfied.

“Cashless Option Term B-2 Lender” means each Lender that executed and delivered a Consent to Amendment No. 2 under the “Cashless Settlement Option” thereto.

“Converted Term B-1 Loan” means each Term B-1 Loan held by a Cashless Option Term B-2 Lender on the Amendment No. 2 Effective Date immediately prior to the effectiveness of Amendment No. 2 (or, if less, the amount notified to such Lender by the Administrative Agent prior to the Amendment No. 2 Effective Date).

“Term B-2 Loans” means the Other Term Loans made by the Lenders on the Amendment No. 2 Effective Date to the Borrower pursuant to Section 2.01(a)(iii).

(b) The definition of “All-In Yield” in Section 1.01 of the Credit Agreement is hereby amended by replacing “to the extent greater than 1.25% or 2.25%, respectively” with “to the extent greater than 1.00% or 2.00%, respectively”

(c) Clause (a) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:

“(a) with respect to Term B-2 Loans, (A) for Eurocurrency Rate Loans, 3.00%, (B) for Base Rate Loans, 2.00%, and”

(d) The definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing “2.25% per annum” with “2.00% per annum”.

(e) The definition of “Class” is hereby amended by adding (i) “Term B-2 Loans,” after “Term B-1 Loans” and (ii) “Additional Term B-2 Commitments,” after “Additional Term B-1 Commitments.”

(f) The definition of “Commitment” is hereby amended by adding “Additional Term B-2 Commitment,” after “Additional Term B-1 Commitment”.

(g) The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing “1.25% per annum” with “1.00% per annum”.

(h) The definition of “Interest Payment Date” is hereby amended by adding the following proviso to the end of such definition:

“; provided, further, that the Amendment No. 2 Effective Date shall constitute an Interest Payment Date with respect to accrued and unpaid interest up to but excluding the Amendment No. 2 Effective Date for the Term B-1 Loans (including the Converted Term B-1 Loans).”

(i) The definition of “Term Loan” is hereby amended by adding “Term B-2 Loan,” after “Term B-1 Loan”.

(j) All references to “Term B-1 Loan” and “Term B-1 Commitments” in the Credit Agreement and the Loan Documents are hereby deemed to be references to “Term B-2 Loan” and the “Additional Term B-2 Commitment,” respectively (other than such references contained in Amendment No. 2, the preliminary statements to the Credit Agreement, the definitions of “Term B-1 Loans” and “Additional Term B-1 Commitments” and Sections 2.01(a), 2.06(b) and 2.09(c) of the Credit Agreement).

(k) Section 2.01(a) of the Credit Agreement is hereby amended by adding the following as the third paragraph thereof:

“(iii) Subject to and upon the terms and conditions set forth herein, each Cashless Option Term B-2 Lender and the Additional Term B-2 Lender agrees to make Other Term Loans to the Borrower on the Amendment No. 2 Effective Date (which shall replace the Term B-1 Loans existing prior to such date and be considered Term B-2 Loans for all purposes hereunder), in an amount equal to (x) its “Cashless Settlement Option” allocation in accordance with Amendment No. 2 in the case of each Cashless Option Term B-2 Lender and (y) in an amount equal to $396,007,500 minus the aggregate Cashless Settlement Option allocations in accordance with Amendment No. 2 (such amount being $16,142,913.32 in the case of the Additional Term B-2 Lender. The initial Interest Periods for all Eurocurrency Rate Term B-2 Loans made on the Amendment No. 2 Effective Date shall be the same Interest Periods applicable to the Eurocurrency Rate Term B-1 Loans immediately prior to the Amendment No. 2 Effective Date. Notwithstanding the foregoing, any Cashless Option Term B-2 Lender as defined in accordance with Amendment No. 2 shall not actually make a loan on the Amendment No. 2 Effective Date but shall be deemed to have exchanged all (or such lesser amount as the Amendment No. 2 Arrangers together with the Administrative Agent may allocate) of its Term B-1 Loans for Term B-2 Loans, in accordance with Amendment No. 2.”

(l) Section 2.05(a)(iv) of the Credit Agreement is hereby amended by replacing each instance of the words “the six-month anniversary of the Amendment No. 1 Effective Date” with the following: “the first anniversary of the Amendment No. 2 Effective Date”.

(m) Section 2.06(b) of the Credit Agreement is hereby amended and restated as follows:

“Mandatory. The Term Commitment of each Term Lender shall be automatically and permanently reduced to $0 upon the making of such Term Lender’s Term Loans pursuant to Section 2.01(a)(i). The Revolving Credit Commitment of each Class shall automatically and permanently terminate on the Maturity Date with respect to such Class of Revolving Credit Commitments. The Additional Term B-2 Commitment of GECC (in its capacity as the Additional Refinancing Lender under Amendment No. 2) shall be automatically and permanently reduced to $0 upon the making of Term B-2 Loans in the amount set forth under, and pursuant to the terms of, Section 2.01(a)(iii).”

(n) Section 2.07(a) of the Credit Agreement is hereby amended and restated as follows:

“Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Term Lenders (i) on the last Business Day of each March, June, September and December, commencing on the last Business Day of June 2014, an aggregate amount equal to 0.25% of the aggregate amount of all Term B-2 Loans outstanding on the Amendment No. 2 Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for the Term B-2 Loans, the aggregate principal amount of all Term B-2 Loans outstanding on such date. In the event any Incremental Term Loans, Other Term Loans or Extended Term Loans are made, such Incremental Term Loans, Other Term Loans or Extended Term Loans, as applicable, shall be repaid by the Borrower in the amounts and on the dates set forth in the Incremental Amendment, Refinancing Amendment or Extension Amendment with respect thereto and on the applicable Maturity Date thereof. The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders with Term B-1 Loans that are not Converted Term B-1 Loans, the aggregate principal amount of all Term B-1 Loans that are not Converted Term B-1 Loans on the Amendment No. 2 Effective Date, with a like amount of the gross proceeds of Term B-2 Loans made by the Additional Term B-2 Lender pursuant to Section 2.01(a)(iii), concurrently with receipt thereof.”

(o) Section 7.10 of the Credit Agreement is hereby amended by adding the following as a new paragraph in such Section:

“Use the proceeds of all Term B-2 Loans for any purpose other than to refinance the Term B-1 Loans and pay all related fees and expenses.”

SECTION 2. Lenders. Each Cashless Option Term B-2 Lender and GECC (in its capacity as the Additional Term B-2 Lender) hereby agrees, on the Amendment No. 2 Effective Date and on the terms and conditions set forth herein and in the Amended Credit Agreement, to (x) exchange all (or such lesser amount as the Arrangers together with the Administrative Agent may allocate) of its Term B-1 Loans for Term B-2 Loans or (y) make Term B-2 Loans, as applicable, in accordance with Section 2.01(a)(iii) of the Amended Credit Agreement. Such parties shall, effective on the Amendment No. 2 Effective Date, automatically become parties to the Amended Credit Agreement as a Lender. Each Term Lender under the Credit Agreement that executes and delivers a Consent agrees that to the extent its Term B-1 Loans under the Credit Agreement are being repaid on the Amendment No. 2 Effective Date it waives any amounts it may be entitled to under Section 3.05 of the Credit Agreement in connection with such repayment.

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the first date (such date being referred to as the “Amendment No. 2 Effective Date”, which date is March 26, 2014) when each of the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received this Amendment, duly executed and delivered by (A) the Borrower, (B) Holdings, (C) the Guarantors, (D) the Cashless Option Term B-2 Lenders, (E) the Additional Term B-2 Lender and (F) the Administrative Agent.

(b) The Administrative Agent shall have received a Committed Loan Notice not later than 5:30 p.m. (New York, New York time) on the Business Day prior to the requested date of the Amendment No. 2 Effective Date.

(c) The Administrative Agent shall have received, on behalf of itself, the First Lien Collateral Agent and the Lenders, an opinion from Ropes & Gray LLP, New York counsel for the Loan Parties, dated the Amendment No. 2 Effective Date and addressed to the Administrative Agent, the First Lien Collateral Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received such (x) certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and (y) a certificate, dated as of the Amendment No. 2 Effective Date, signed by a Responsible Officer of the Borrower, confirming (i) satisfaction of the conditions set forth in Sections 3(f) and (g) and (ii) that the Term B-2 Loans meet the requirements and conditions to the Other Term Loans under Section 2.15 of the Credit Agreement and related definitions thereunder (including, without limitation, the definition of “Credit Agreement Refinancing Indebtedness”).

(e) Payment of all reasonable fees and expenses due to the Administrative Agent and the Arrangers (as agreed to in writing between the Administrative Agent and/or the Arrangers and the Borrower), in each case required to be paid on the Amendment No. 2 Effective Date and to the extent invoiced at least two Business Days prior to the Amendment No. 2 Effective Date. Substantially simultaneous with effectiveness, the Term Lenders (including all Cashless Option Term B-2 Lenders but excluding the Additional Term B-2 Lender in its capacity as such) under the existing Credit Agreement shall have been paid all accrued principal (other than the principal amount of Converted Term B-1 Loans) and interest on their Term B-1 Loans to, but not including, the Amendment No. 2 Effective Date.

(f) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement and any other Loan Document shall be true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

(g) No Default shall exist, or would result from the effectiveness of this Amendment or from the application of the proceeds thereof.

(h) The Administrative Agent (or its counsel) shall have received a Note executed by the Borrower for each Lender that requests such a Note at least two Business Days prior to the Amendment No. 2 Effective Date.

SECTION 4. Representations and Warranties. On and as of the Amendment No. 2 Effective Date, after giving effect to this Amendment, each Loan Party represents and warrants as to itself as follows:

(a) Neither the execution, delivery or performance of this Amendment nor compliance with the terms and provisions hereof and the other transactions contemplated hereby will (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (x) any other Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) violate any Law in any material respect; except with respect to any violation, conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii) and clause (iii), to the extent that such violation, conflict, breach, contravention or payment could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (iv) require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person except for (A) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the First Lien Secured Parties, (B) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (C) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Such Loan Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. Such Loan Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 5. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 2 (i.e., the Amended Credit Agreement).

(b) The Credit Agreement as specifically amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. For the avoidance of doubt, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents and all guarantees and grants of security interests are hereby reaffirmed by each Loan Party.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

(d) The Additional Term B-2 Lender shall be a “Lender” for purposes of the Loan Documents.

(e) On and after the Amendment No. 2 Effective Date, the Additional Term B-2 Commitments shall constitute “Other Term Commitments” and the Term B-2 Loans shall constitute “Other Term Loans” for purposes of the Loan Documents (and the Term B-2 Loans shall also constitute “Term Loans” for purposes of the Loan Documents).

SECTION 6. Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment (including, for the avoidance of doubt, by executing a Consent) shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 7. Acknowledgement and Reaffirmation of Borrower, Holdings and Guarantors. The Borrower, Holdings and the Guarantors acknowledge and consent to all terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Borrower’s or Holding’s or the Guarantors’ obligations under the Loan Documents, except as explicitly provided for herein. Each of the Borrower, Holdings and the Guarantors hereby ratifies and confirms its obligations under the Credit Agreement and the other Loan Documents, including after giving effect to the amendments and transactions contemplated by this Amendment, and including (except in the case of Holdings), without limitation, its guarantee of the Obligations and its grant of security interest in the Collateral (as defined in any Collateral Document) to secure the Obligations (including any Obligations resulting from the Term B-2 Loans).

SECTION 8. Governing Law; Waivers.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, THE BORROWER, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED THERETO.

EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TRANSFIRST HOLDINGS, INC., as Borrower

By:	/s/ Mark Travis
	Name:	Mark Travis
	Title:	Senior Vice President &
Chief Financial Officer

TRANSFIRST PARENT CORP., as Holdings

By:	/s/ Mark Travis
	Name:	Mark Travis
	Title:	Senior Vice President &
Chief Financial Officer

TRANSFIRST, LLC,
TRANSFIRST THIRD PARTY SALES, LLC,
TRANSFIRST ASSOCIATION SALES, LLC,
TRANSFIRST CORPORATE SALES, LLC,
TRANSFIRST HEALTH AND GOVERNMENT SERVICES, LLC,
ME ACQUISITION, LLC,
CN ACQUISITION, LLC,
TRANSFIRST EPAYMENT, LLC,
TRANSFIRST EPAYMENT SERVICES, LLC,
PAYMENT RESOURCES INTERNATIONAL, LLC, each as a Guarantor

By:	/s/ Mark Travis
	Name:	Mark Travis
	Title:	Senior Vice President &
Chief Financial Officer

[Amendment No. 2]

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, First Lien Collateral Agent, Swing Line Lender, L/C Issuer and the Additional Term B-2 Lender

By:	/s/ Salman Mukhtar
	Name:	Salman Mukhtar
Title: Duly Authorized Signatory

[Amendment No. 2]

CONSENT TO AMENDMENT NO. 2

CONSENT (this “Consent”) to Amendment No. 2 (“Amendment”) to the First Lien Credit Agreement, dated as of December 27, 2012 (as amended by Amendment No. 1, dated as of April 30, 2013, the “Credit Agreement” and as amended pursuant to the Amendment, the “Amended Credit Agreement”), among TRANSFIRST HOLDINGS, INC., a Delaware corporation (the “Borrower”), Holdings, the Guarantors party hereto, each of the Lenders that is a signatory hereto and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, First Lien Collateral Agent, Swing Line Lender and L/C Issuer (in such capacities, together with its successors, the “Administrative Agent”) and as Additional Term B-2 Lender. Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Amendment.

Existing Term Lenders. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents:

Cashless Settlement Option

☐	to convert 100% of the outstanding principal amount of the Term B-1 Loans under the Credit Agreement held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into Term B-2 Loans under the Amended Credit Agreement in a like principal amount. In the event a lesser amount is allocated, the difference between the current amount and the allocated amount will be repaid on the Amendment No. 2 Effective Date.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 2]